                                                                   EXHIBIT 10.39


                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of June 30, 2001, by and between Introgen Therapeutics, Inc., a Delaware corporation (the "Company"), and Aventis Pharmaceuticals Products Inc., a Pennsylvania corporation ( "APPI"). In addition, Rhone-Poulenc Rorer International (Holdings), Inc., a Delaware corporation ("RPRIH"), is entering into this Agreement for the purpose of Section 8.1 only.

                                    RECITALS

         WHEREAS, RPRIH is presently the owner of 3,968,893 shares of the Company's Common Stock (the "Existing Shares"); and

         WHEREAS, the Company and APPI are parties to that certain Restated p53 and K-ras Agreement of even date herewith, whereby the Company and APPI, among other things, have agreed to enter into this Agreement; and

         WHEREAS, pursuant to that certain Series A Non-Voting Convertible Stock Purchase Agreement, of even date herewith, by and among the Company, APPI and RPRIH (the "Stock Purchase Agreement"), the Company has agreed to sell, and APPI has agreed to purchase, at the Closing, 100,000 shares of the Company's Series A Non-Voting Convertible Preferred Stock (the "Series A Shares"); and

         WHEREAS, as an inducement to enter into the Stock Purchase Agreement and as additional consideration to APPI, the Stock Purchase Agreement contemplates, among other things, that the Company, APPI and RPRIH enter into this Agreement and that this Agreement become effective upon the Closing of the purchase and sale of the Series A Shares under the Stock Purchase Agreement;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  1.1 "Closing" shall have the meaning assigned to such term in the Stock Purchase Agreement.

                  1.2 "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

                  1.3 "Effective Date" shall mean the date of the Closing of the purchase and sale of the Series A Shares under the Stock Purchase Agreement.

                  1.4 "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  1.5 "Holder" shall mean APPI and any other person or entity to whom Registrable Securities and the rights to cause the Company to register the Registrable Securities hereunder are transferred or assigned in accordance with
Section 9.

                  1.6 "Initiating Holders" means the person or persons who hold at least a majority of the then outstanding Registrable Securities.

                  1.7 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  1.8 "Registrable Securities" shall mean (i) the shares of Common Stock issuable or issued upon conversion of the Series A Shares and (ii) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or exchange for or replacement of the Series A Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which a Holder's registration rights under this Agreement are not assigned; provided, however, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public either pursuant to a registration statement or Rule 144 under the Securities Act.

                  1.9 "Securities Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

                  1.10 "SEC" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         2. PIGGYBACK REGISTRATION RIGHTS.

                  2.1 Registration. If the Company shall determine to register any of its securities under the Securities Act (including for this purpose a registration effected by the Company for stockholders other than the Holders, but excluding any registration requested under Section 7.2 of the Company's Series C Preferred Stock Purchase Agreement dated as of November 30, 1995 (the "Series C Agreement") in which any Existing Shares are requested to be registered), other than (a) a registration relating solely to employee benefit plans, (b) a registration, including a registration on Form S-4, relating solely to a transaction subject to Rule 145 promulgated under the Securities Act, or
(c) a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                           (i) promptly give to each Holder written notice
thereof; and


                           (ii) include in such registration, and in any
underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within twenty (20) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 2.2 below. Such written request may specify all or a part of a Holder's Registrable Securities.

                  2.2 Underwriting. If the registration of which the Company gives notice is for an underwritten offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1. In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with a nationally-recognized underwriter selected by the Company, subject to the approval of such Holders, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 2, if the managing underwriter in any underwritten offering subject to this Section 2 determines that marketing factors require a limitation on the number of shares to be offered in the underwritten offering, the managing underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting up to all of the Registrable Securities that would otherwise be underwritten pursuant to this Section 2. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting under this
Section 2 by persons other than the Company shall be allocated in the following priority: first, among any stockholders requesting registration pursuant to the Series C Agreement or the Company's Registration Rights Agreement, dated as of October 31, 1997 (the "1997 Rights Agreement"); second, among all Holders; and third, among all other stockholders in proportion, as nearly as practicable, to the respective amounts of securities that they had requested to be included in such registration at the time of filing the registration statement. If any Holder or other stockholder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  2.3 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by the Company under this Section 2 without liability prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

                  2.4 Termination of Piggyback Rights. The rights granted pursuant to this Section 2 shall terminate upon the earliest to occur of (X) after a Holder has sold any Shares pursuant to a registration under this Section 2 on three (3) occasions; provided, however, that if the number of Shares requested to be included in an underwritten offering are reduced as a result of the allocation priority in Section 2.2, then such offering pursuant to this Section 2 shall not be counted for purposes of counting the number of registrations under this clause (X), (Y) as to any Holder, such time at which all Registrable Securities held by such Holder, together will all Existing Shares held by RPRIH or any other affiliate of APPI, can be sold in any three-month period without registration in compliance with Rule 144 of the Securities Act (or any successor rule thereof), or (Z) four (4) years from the Effective Date of this Agreement; provided, however, that such four (4) year period shall be extended for the total number of days of any and all Suspension Periods (as defined in Section 4.1(a)).

         3. DEMAND REGISTRATION.

                  3.1 Request for Registration. If the Company shall receive from the Initiating Holders, at any time after the one-year anniversary of the Effective Date, a written request that the Company effect any registration with respect to any of the then outstanding Registrable Securities which would result in an aggregate offering of at least $5,000,000 (or any lesser aggregate offering if such request for registration is with respect to all the Registrable Securities of such Initiating Holder under this Agreement), the Company will:

                           (a) within 10 days of such request, give written
notice of the proposed registration to all other Holders; and

                           (b) as soon as practicable, and in any event with 60
days of such request, file with the SEC and thereafter use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request delivered to the Company within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3:

                                    (i) in any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (ii) after the Company has effected three
(3) such registrations pursuant to this Section 3.1 and such registrations have been declared or ordered effective and the sales of such Registrable Securities have closed; provided, however, that if the effectiveness of any such registration is not maintained for a period of at least ninety (90) days (or any lesser period of time in the event the distribution contemplated by the registration is fully completed), then such registration shall not be counted as a registration for the purposes of this clause (ii);

                                    (iii) during the period starting with the
date fifty-five (55) calendar days prior to the Company's good faith estimate of the date of filing of, and ending on a date one-hundred-fifty (150) calendar days after the effective date of, any registration statement pertaining to a public offering of securities for the Company's account; provided that the Company is actively employing in good faith its reasonable best efforts to cause such registration statement to be effective; or

                                    (iv) during the period starting with the
date six (6) months prior to the Company's good faith estimate of the effective date of, and ending on a date six (6) months after the effective date of, any registration statement pertaining to a public offering of securities for the account of any stockholder requesting registration pursuant Section 7.2(a) of the Series C Agreement or pursuant to Section 2 of the 1997 Rights Agreement; provided that the Company is actively employing in good faith its reasonable best efforts to cause such registration statement to be effective and provided further that if the Company has begun to effect a registration pursuant to this
Section 3 and receives a request for registration from a stockholder pursuant
Section 7.2(a) of the Series C Agreement or pursuant to Section 2 of the 1997 Rights Agreement, then the Company shall immediately inform the Holders and cease and have no further obligation to take any action to effect the registration begun pursuant to Section 3.1.

         Subject to the foregoing clauses (i) through (iv), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company (a "President's Certificate") stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the time filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing (but not more than once during any twelve-month period) for a period that the Board of Directors of the Company in its good faith judgment deems reasonably necessary but in no event shall such period be more than one-hundred-eighty (180) days after receipt of the request of the Initiating Holders.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 3.2 below, include other securities of the Company that are held by officers or directors of the Company or that are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

                  3.2 Underwriting.

                           (a) If the Initiating Holders intend to distribute
the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3, and the Company shall include such information in the written notice referred to in Section 3.1(a). The right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

A Holder may elect to include in such underwriting all or a part of such Holder's Registrable Securities.

                           (b) All Holders proposing to distribute their
securities through an underwritten offering pursuant to this Section 3 shall enter into an underwriting agreement in customary form with the underwriter or underwriters. The managing underwriters or underwriters for any such underwritten offering shall be selected by the Initiating Holder, subject to approval by the Company, which approval will not be unreasonably withheld.

                           (c) Notwithstanding any other provision of this
Section 3, if the underwriter advises the Initiating Holders that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other shares of Common Stock are first entirely excluded from such underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

                  3.3 Termination of Demand Rights. The rights granted pursuant to this Section 3 shall terminate upon the earlier to occur of (X) as to any Holder, such time at which all Registrable Securities held by such Holder, together with all Existing Shares held by RPRIH or any other affiliate of APPI, can be sold in any three-month period without registration in compliance with Rule 144 of the Securities Act (or any successor rule thereof), or (Y) four (4) years from the Effective Date of this Agreement; provided, however, that such four (4) year period shall be extended for the total of (i) any and all Suspension Periods; (ii) any and all periods that any Holder is prevented from exercising the rights granted pursuant to this Section 3 by operation of Section 3.1(b)(iii) or Section 3.1(b)(iv); and (iii) any and all periods that any Holder is prevented from exercising the rights granted pursuant to this Section 3 by the Company's delivery of a President's Certificate under Section 3.1, unless any Suspension Period or any limitation on the exercisability of the rights granted pursuant to this Section 3 by operation of Section 3.1(b)(iv) is caused by any Holder requesting registration of Existing Shares pursuant to the Series C Agreement.

         4. REGISTRATION PROCEDURES.

                  4.1 Company Procedures. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or any lesser period of time in the event the distribution described in such registration statement has been fully completed; provided, however, that the Company shall not be obligated to keep such registration statement effective if the Company receives a request for registration pursuant
Section 7.2(a) of the Series C Agreement (other than from a Holder) or pursuant to Section 2 of the 1997 Rights Agreement on or prior to the date that six (6) months after the effective date of, such registration statement. Any such period during which the Company is excused by operation of this Section 4.1(a) from maintaining the effectiveness of the registration statement is referred to as a "Suspension Period."

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holders.

                           (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

                           (f) Notify in writing each Holder of Registrable
Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) Notify in writing each Holder of Registrable
Securities covered by such registration statement, (a) when such registration statement or the prospectus included therein or any amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective,
(b) of any comments made to the Company or its counsel by the SEC with respect thereto or any request made to the Company or its counsel by the SEC for amendments or supplements to such registration statement or prospectus or for additional information (and furnish counsel for the selling Holder(s) copies of such comment letters and requests), (c) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (d) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                           (h) Use its reasonable best efforts to obtain the
withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date and notify each Holder of Registrable Securities covered by such registration statement of the withdrawal of any such order.

                           (i) Furnish, at the request of any Holder requesting
registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                           (j) Make generally available to its securityholders
as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the Company's option, Rule 158 thereunder).

                  4.2 Selling Stockholder Procedures. In connection with a request for registration of any Registrable Securities pursuant to this Agreement, any selling Holder shall, as expeditiously as reasonably possible:

                           (a) Furnish to the Company all such information
concerning such Holder necessary for the Company to complete the registration statement and such Holder will notify the Company promptly if any such information so furnished is no longer true and correct in all material respects or if such information so furnished omits any material fact necessary to make such information not misleading.

                           (b) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

                           (c) In the event of any underwritten public offering,
furnish, at the request of the Company, on the date that such Registrable Securities are delivered to the underwriters, an opinion, dated as of such date, of the counsel representing the selling Holders in connection with such registration, in form and substance as is customarily given on behalf of selling stockholders in an underwritten public offering, addressed to the underwriters and the Company.

         5. EXPENSES OF REGISTRATION. All expenses (other than underwriting discounts and commissions and fees and disbursements of a special counsel of a selling stockholder) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including (without limitation) all registration, federal and state filing and qualification fees and expenses, printer's fees, accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration begun pursuant to
Section 3 if such registration request is subsequently withdrawn at the request of the Holders of at least a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of at least a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 3; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one demand registration pursuant to Section 3.

         6. INDEMNIFICATION.

                  6.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each Holder's officers, directors, employees and agents, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act, against any and all claims, losses, damages and liabilities (joint or several) to which they may become subject under the Securities Act or other federal or state law, insofar as such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities law; and the Company will pay each such Holder, officer, director, employee, agent, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement), omission (or alleged omission) or violation (or alleged violation) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use in any such registration statement, prospectus, offering circular or other document; provided further, however, that the indemnity agreement contained in this
Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                  6.2 To the extent permitted by applicable law, each Holder will, indemnify and hold harmless the Company, each of the Company's officers, directors employees and agents, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities pursuant to the registration and any controlling person of any such underwriter or other Holder, against any and all claims, losses, damages and liabilities (joint or several) to which they may become subject under the Securities Act or other federal or state law, insofar as such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation (or alleged violation) by the Holder of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities law; and such Holder will pay the Company, each of the Company's officers, directors employees and agents, each person controlling the Company, each underwriter, each other Holder selling securities pursuant to the registration and each person controlling any such underwriter or other Holder, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating of defending any such claim, loss, damage, liability or action, in each case to the extent (and only to the extent) that such untrue statement (or alleged untrue statement), omission (or alleged omission) or violation (or alleged violation) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided further, however, that in no event shall the aggregate liability of a Holder for indemnification under this Section 6.2 exceed the proceeds received by such Holder from the sale of Registrable Securities in such offering.

                  6.3 Each person entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnified Party is prejudiced thereby. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom. An Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding, provided that in no event shall the Indemnifying Party be required to pay the fees and expenses of more than one such separate counsel for each Indemnified Party.

                  6.4 If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as the result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the allegation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by a Holder hereunder exceed the proceeds from the sale of Registrable Securities received by such Holder.

                  6.5 The obligations of the Company and Holders under this
Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement. Unless waived by the Indemnified Party, all judgments and settlements must include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                  7.1 Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                  7.2 File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                  7.3 Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3; and (ii) such information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule 144) that permits the selling of any such securities without registration or pursuant to such form.

         8. STANDOFF AGREEMENT.

                  8.1 Prior to October 3, 2001, RPRIH shall not, without the consent of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Existing Shares.

                  8.2 Notwithstanding anything to the contrary in this Agreement, prior to July 2, 2002, APPI shall not, without the consent of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities.

         9. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register the Holder's securities granted by the Company under Sections 2 and 3 hereof may be transferred or assigned by the Holder to a transferee or assignee of any of the Registrable Securities; provided that (a) such transfer is only to an "affiliate" of such Holder (as such term is defined in Rule 12b-2 of the Exchange Act), (b) the Company is given written notice by such Holder at the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and
(c) the transferee or assignee of such rights assumes the obligations of a Holder under this Agreement with respect to the Registrable Securities that are transferred or assigned. To the extent APPI creates a new subsidiary and transfers any of the Series A Shares to it, or transfers any of the Series A Shares to any of its subsidiaries or affiliates (as such term is defined in Rule 12b-2 of the Exchange Act), APPI shall cause such transferee to become a signatory to this Agreement by a duly executed addendum agreement (an "Addendum Agreement") substantially in the form as that attached hereto as Exhibit A. The execution of an Addendum Agreement by such transferee shall constitute a permitted amendment of this Agreement.

         10. MISCELLANEOUS.

                  10.1 Governing Law. This Agreement shall be governed in all respects by and in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

                  10.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  10.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  10.4 Notices. All notices, requests and other communications required or permitted to be given to a party under this Agreement shall be in writing and shall be deemed to have been duly given if (i) personally delivered (by courier service or otherwise) or sent by registered or certified mail (return receipt requested and postage prepaid), in each case to the respective address specified below, or such other address as may be specified in writing by such party to the other parties; or (ii) sent by confirmed telecopier, as follows:

         RPRIH and APPI:

                           Aventis Pharmaceuticals Products Inc.
                           Route 202-206
                           Bridgewater, New Jersey 08807-0800
                           Facsimile: (908) 231-3619
                           Attn: Senior Vice President -- Corporate Development

                           and

                           Rhone-Poulenc Rorer International (Holdings), Inc. 3711 Kennett Pike, Suite 200
                           Greenville, Delaware 19807
                           Facsimile: (302) 777-7665
                           Attn: Phillip Ridolfi, President

                           with copies to (which shall not constitute notice):

                           Charles D. Dalton
                           Vice President, Legal - Corporate Development Route 202-206
                           Bridgewater, New Jersey 08807-0800
                           Facsimile: (908) 231-4480

                           and

                           Joe S. Poff
                           Baker Botts L.L.P.
                           One Shell Plaza
                           Houston, Texas 77002
                           Facsimile: (713) 229-7710

         Company:

                           Introgen Therapeutics, Inc.
                           301 Congress Ave., Suite 2025
                           Austin, Texas 78701
                           Facsimile: (512) 708-9311
                           Attn: David G. Nance

                           with a copies to (which shall not constitute notice):

                           Rodney Varner, Esq.
                           Wilson & Varner, L.L.P.
                           301 Congress Avenue

                           Austin, Texas 78701
                           Facsimile: (512) 498-9141

                           and

                           Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                           8911 Capital of Texas Highway, Suite 3350
                           Austin, Texas 78759
                           Facsimile: (512) 338-5499
                           Attn: Christopher J. Ozburn, Esq.

                  10.5 Amendments. Except as permitted by Section 9, this Agreement may only be amended with the written consent of the Company and the holders of at least a majority of the outstanding shares of Registrable Securities at the time of such amendment. Any amendment effected in accordance with Section 9 or this Section 10.5 shall be binding upon the Company, the Holders, each transferee of the Registrable Securities, each future holder of all such Registrable Securities.

                  10.6 Severability. If any provision of this Agreement should be held invalid, illegal or unenforceable in any jurisdiction, all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

                  10.7 Successors and Assigns. The provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

                  10.8 Delays or Omissions; Waiver. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of this Agreement by another party, shall impair any such right, power or remedy of the non-breaching party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                  10.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements and understandings, both written or oral, among the parties with respect to such subject matter.

                  10.10 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties, and an executed copy of this Agreement may be delivered by one or more parties by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties shall execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement of the day and year first above written.

                                 Introgen Therapeutics, Inc.

                                 By:   /s/ David G. Nance
                                    --------------------------------------------
                                       David G. Nance
                                       President & Chief Executive Officer


                                 Aventis Pharmaceuticals Products Inc.

                                 By: /s/ Thomas Hofstaetter
                                    --------------------------------------------
                                 Name: Dr. Thomas Hofstaetter
                                      ------------------------------------------
                                 Title: Senior Vice President
                                       -----------------------------------------


                                 Rhone-Poulenc Rorer International Holdings Inc.

                                 By: /s/ Phillip R. Ridolfi
                                    --------------------------------------------
                                 Name: Phillip R. Ridolfi
                                      ------------------------------------------
                                 Title: President
                                       -----------------------------------------

                           INTROGEN THERAPEUTICS, INC.
                          REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                           FORM OF ADDENDUM AGREEMENT

         This ADDENDUM AGREEMENT (this "Addendum Agreement") made this ___ day of __________, 200__ by and between _______________ (the "New Holder") and
Introgen Therapeutics, Inc., a Delaware corporation (the "Company"), and constitutes an amendment of that certain Registration Rights Agreement dated June 30, 2001 (the "Agreement"), among the Company, Aventis Pharmaceuticals Products Inc., a Pennsylvania corporation ("APPI") and, solely for the purposes of Section 8.1 of the Agreement, Rhone-Poulenc Rorer International (Holdings), Inc., a Delaware corporation ("RPRIH").

                                    RECITALS

         WHEREAS, the Company and APPI entered into the Agreement in order to impose certain obligations upon the parties thereto with respect to registration and transfer of certain Registrable Securities; and

         WHEREAS, New Holder is now or will be the holder of certain Registrable Securities and is or wishes to be entitled to the rights and subject to the obligations of a Holder under the Agreement; and

         WHEREAS, the Agreement requires that all persons or entitled being offered Registrable Securities by actions taken subsequent to the date of the Agreement, must enter into an Addendum Agreement binding the New Holder to the Agreement to the same extent as if the New Holder were an original party thereto;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

         2. New Holder shall be bound by, and shall have the benefit of, all the terms and conditions set out in the Agreement to the same extent as if the New Holder were a Holder under the Agreement.

         3. This Addendum Agreement constitutes an amendment to the Agreement shall be attached to and become a part of the Agreement.

         4. Except as modified hereby, New Holder and the Company ratify and confirm the terms of the Agreement.



                                      EXHIBIT A TO REGISTRATION RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum Agreement as of the date first above written.

                                        NEW HOLDER


                                        ----------------------------------------
                                        Print Name of New Holder

                                        By:
                                           -------------------------------------
                                             Signature


                                             -----------------------------------
                                             Print Name of Signatory


                                             -----------------------------------
                                             Title (if applicable)



                                        Address for notices under Section 10.4
                                        of the Agreement:


                                        ----------------------------------------


                                        ----------------------------------------


                                        ----------------------------------------



                                        INTROGEN THERAPEUTICS, INC.

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


                                      EXHIBIT A TO REGISTRATION RIGHTS AGREEMENT

                                       A-3